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NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Eaton Vance Worldwide Health Sciences Fund
Special Meeting of Shareholders
Meeting Date: July 1, 2011
For Shareholders as of: May 6, 2011

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